Arrow Dow Jones Global Yield ETF

Ticker: GYLD

(a series of Arrow ETF Trust)

 Supplement dated December 1, 2020 to the Prospectus (the “Prospectus”), Summary Prospectus (the “Summary Prospectus”), and the Statement of Additional Information (the “SAI”), each dated June 1, 2020

Effective December 1, 2020, William E. Flaig Jr. no longer serves as a portfolio manager to the Arrow Dow Jones Global Yield ETF. Therefore, all references to William E. Flaig Jr. are hereby deleted.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI dated June 1, 2020 and should be read in conjunction with those documents. The Prospectus and SAI have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

Please retain this supplement for future reference.